Exhibit 10.3

                   AMENDMENT TO AGREEMENT TO PURCHASE
                     ACCOUNTS AND SECURITY AGREEMENT

This AMENDMENT TO AGREEMENT TO PURCHASE ACCOUNTS AND SECURITY AGREEMENT (the "Amendment"), dated effective as of August 8, 2003 (the "Effective Date"), is made by and between NEW AGE STAFFING, INC., a Texas corporation, ("Seller"), and KATZ FACTORING, INC., a LA corporation ("Purchaser").

                          W I T N E S S E T H:

WHEREAS, Seller and Purchaser entered into that certain Agreement to Purchase Accounts and Security Agreement, dated as of February 8, 2002 (the "Factoring Agreement"); and

WHEREAS, Seller and Purchaser desire to amend the Factoring Agreement to extend the term thereof.

NOW, THEREFORE, in consideration of the foregoing recitals and the mutual covenants and premises contained herein, together with other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto have agreed and do hereby agree as follows:

1. Section 2 of the Factoring Agreement is hereby amended and restated in its entirety to read as follows:

Provided that no Event of Default has occurred, Purchaser's obligation to purchase Eligible Accounts from Seller shall be in effect through November 30th 2003, but Seller may cancel this Agreement at any time upon not less than 5 days' advance written notice to Purchaser. No such cancellation shall, however, be effective unless Seller first pays all amounts then due Purchaser under this Agreement.

2. It is further understood and agreed by the parties hereto that all terms and conditions of the Factoring Agreement, except as herein modified, shall remain in full force and effect.

3. This Amendment may be executed in multiple counterparts, each of which shall be deemed an original, but all of which together shall constitute one in the same instrument.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the day and year first above written.

SELLER:

NEW AGE STAFFING, INC.

By: /s/ Nick Liuzza, Jr.
    --------------------------
    Nick Liuzza, Jr.
    President/CEO


PURCHASER:

KATZ FACTORING, INC.

By: /s/ Stephen I. Katz
    --------------------------
    Steve Katz
    President
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